Exhibit 99.1 O c t o b e r 2 8 , 2 0 2 1 CARPENTER TECHNOLOGY CORPORATION st 1 Quarter Fiscal Year 2022 Earnings Call 1

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2021, and the exhibits attached to that filing. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID-19 pandemic on our operations, financial results and financial position; (18) our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter in place orders and business closures, and the related impact on resource allocations and manufacturing and supply chains; (19) our status as a “critical”, “essential” or “life-sustaining” business in light of COVID-19 business closure laws, orders and guidance being challenged by a governmental body or other applicable authority; (20) our ability to execute our business continuity, operational, budget and fiscal plans in light of the COVID-19 pandemic; and (21) our ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2021 CRS Holdings Inc. All rights reserved.2

st 1 QUARTER FISCAL YEAR 2022 Tony Thene | President and Chief Executive Officer 3

Safety is Our Highest Value Total Case Incident Rate (TCIR) 4 3.7 3.5 3.3 3 2.5 2.2 2.1 2.0 2 1.5 1.3 1.2 1.1 1.1 1 0.6 0.5 0 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 YTD © 2021 CRS Holdings Inc. All rights reserved.4

1st Quarter Summary • Demand across end-use markets continues to increase, albeit at different paces, with backlog up 25% sequentially and 49% year-over- year Continue to Actively • PEP segment finished ahead of our expectations, largely driven by strong demand in aerospace fasteners sub-market Manage our Business; • Performance in the SAO segment was negatively impacted by Remain Well Positioned in operational challenges, including workforce shortages due to COVID-19 Attractive End-Use Markets isolations and hiring in the current labor environment as Recovery Continues • Liquidity remains healthy at $508 million • Strong engagement from customers on the recently commissioned hot strip mill at Reading, PA campus © 2021 CRS Holdings Inc. All rights reserved.5

1st Quarter End-Use Market Highlights

Sales ex-surcharge up 2% year-over-year; down 10% sequentially

MARKET	Q1-22 NET SALES EX. SURCHARGE ($M)*	%	VS. Q1-21	VS. Q4-21	COMMENTS
AEROSPACE & DEFENSE	$134.9	43%	↓ - 9%	↓ -18%	• Entire supply chain looking ahead to prepare for full recovery • Fastener & distribution sub-markets beginning to ramp; engine sub-market inventories vary but CY22 replenishment planning continues • Defense: new and legacy platform activity remains strong
MEDICAL	$37.1	12%	↑ +24%	↓ - 3%	• OEMs maintain positive outlook into Q2 FY22 with some regional impact from delta variant • Distribution channel continues to replenish stock levels • Patient sentiment remains positive, dependent on vaccination rates & hospital preparedness
TRANSPORTATION	$31.4	10%	↑ +28%	↓ -14%	• Global light-duty vehicle outlook remains strong, with slight softening expected in near-term from extended summer shutdowns related to chip shortages • Heavy-duty vehicle outlook for FY22 remains strong on record high demand for Class 8 trucks in North America combined with continued share gains
ENERGY	$16.2	5%	↓ -24%	↑ +21%	• Oil & gas customers looking to ramp up CY22 production with strong energy demands • International oil & gas sub-market outlook continues to improve • Maintenance cycle in power generation sub-market continues
INDUSTRIAL & CONSUMER	$66.3	21%	↑ + 5%	↓ - 2%	• Historically high demand in the semiconductor sub-market, with demand in other sub-markets exceeding pre-COVID levels • Consumer sales up YoY driven by growth of electronics and new business for power electronics

*Excludes sales through Carpenter's Distribution businesses.

CARPENTER TECHNOLOGY
© 2021 CRS Holdings Inc. All rights reserved.
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st 1 QUARTER FISCAL YEAR 2022 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer 7

Income Statement Summary Performance impacted by short-term operational challenges YEAR-OVER- SEQUENTIAL Q1-22 Q1-21 Q4-21 $ in millions, except pounds and per-share amounts YEAR CHANGE CHANGE Pounds ('000) 4 3,528 4 4,348 4 7,968 (820) (4,440) Net Sales 3 87.6 3 53.3 4 21.6 3 4.3 (34.0) Net Sales ex. Surcharge Revenue* 3 12.9 3 07.2 3 48.1 5.7 (35.2) Gross Profit (Loss) 2 5.2 3.5 (21.3) 2 1.7 46.5 Selling, General and Administrative Expenses 4 4.3 4 2.3 4 7.9 2 .0 (3.6) Special Items in Operating Loss 1 .6 17.9 5 8.2 (16.3) (56.6) Operating Loss (19.1) (48.8) (70.7) 2 9.7 51.6 Operating Loss ex. Special Items* (17.5) (30.9) (12.5) 1 3.4 (5.0) % of Net Sales ex. Surcharge Revenue* -5.6% -10.1% -3.6% 4.5% -2.0% Effective Tax Rate 41.3% 28.6% 27.7% 12.7% 13.6% Net Loss (14.8) (47.1) (57.1) 3 2.3 42.3 Diluted Loss per Share ($0.31) ($0.98) ($1.18) $0.67 $0.87 Adjusted Diluted Loss per Share* ($0.28) ($0.58) ($0.28) $0.30 $0.00 © 2021 CRS Holdings Inc. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix.8

SAO Segment Summary Q1 OPERATING RESULTS Q1-22 Q1-21 Q4-21 vs Q1-21 vs Q4-21 Pounds ('000) 43,008 43,368 47,712 (360) (4,704) Net Sales ($M) 331.9 300.7 361.5 31.2 (29.6) Sales ex. Surcharge ($M) 258.2 254.8 289.9 3.4 (31.7) * Operating Loss ($M) (5.9) (18.6) (47.3) 12.7 41.4 % of Net Sales -1.8% -6.2% -13.1% 4.4% 11.3% % of Sales ex. Surcharge -2.3% -7.3% -16.3% 5.0% 14.0% Q1 business results Q2-22 outlook • Sales increased 1% year-over-year as increased shipments in • Demand continues to improve with backlogs and activity levels Medical and Transportation end-use markets were largely offset by increasing in advance of broader Aerospace recovery in 2H-22 decline in Aerospace and Defense • Continue to drive operating cost improvements and capacity • Short-term operational challenges caused by certain COVID-19 improvements in key flow paths as activity levels increase driven by isolations at key work centers and labor shortage improving demand conditions • $1.3 million of COVID-19 related costs incurred in Q1-22 ($7.3 • Q2-22 operating results expected to be in range of operating loss of million in Q1-21, $2.1 million in Q4-21) $2 million to operating income of $2 million © 2021 CRS Holdings Inc. All rights reserved. *Includes $47.9 million of non-cash LIFO decrement charge9

PEP Segment Summary Q1 OPERATING RESULTS Q1-22 Q1-21 Q4-21 vs Q1-21 vs Q4-21 Pounds* ('000) 2,372 1,466 2,912 906 (540) Net Sales ($M) 74.6 61.8 77.5 12.8 (2.9) Sales ex. Surcharge ($M) 73.6 61.2 75.6 12.4 (2.0) ** Operating Income (Loss) ($M) 0.6 (3.6) (2.3) 4.2 2.9 % of Net Sales 0.8% -5.8% -3.0% 6.6% 3.8% % of Sales ex. Surcharge 0.8% -5.9% -3.0% 6.7% 3.8% Q1 business results Q2-22 outlook • Sales increased 20% year-over-year due to increased demand driven • Demand patterns expected to continue to increase; sales expected to by Titanium materials used in Aerospace applications and broad remain flat sequentially recovery across Distribution business • Ongoing focus on operating cost discipline and managing lead times • Improving demand conditions and cost benefits of Additive to take advantage of improving demand conditions reorganization drove year-over-year improvement in operating results; sequential operating income performance impacted largely • Similar sequential operating income expected in Q2-22 by sales volume * Pounds includes only Dynamet and Additive businesses ** Includes $4.3 million of non-cash LIFO decrement charge © 2021 CRS Holdings Inc. All rights reserved.10

Free Cash Flow Summary Inventory growth related to short-term operational challenges; total liquidity remains healthy $ MILLIONS Q1-22 Q1-21 Q4-21 Net Income + Non-Cash Items 11 4 24 Inventory (67) 85 5 7 Working Capital / Other 9 2 2 Total Net Working Capital / Other (58) 87 5 9 Pension Plan Contributions - (3) (9) Net Cash (Used for) / Provided from Operating Activities (47) 88 75 Purchases of Property, Plant, Equipment and Software (14) (33) (22) Proceeds from divestiture of business - 18 - Dividends Paid (10) (10) (10) Free Cash Flow* (71) 63 43 Cash 213 2 19 2 87 Available Borrowing Under Credit Facility 295 394 295 Total Liquidity 508 6 13 5 82 The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix. © 2021 CRS Holdings Inc. All rights reserved.11

st 1 QUARTER FISCAL YEAR 2022 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer 12

Positioned to Capitalize on Increasing Demand • Continuing to see demand increase across our end-use markets with a strong, long-term outlook Deep Customer • Partnering with key customers in navigating the recovery Relationships, Strong • Implementing the Carpenter Operating Model and addressing short-term Demand Outlook and labor challenges to increase production to meet increasing demand Emerging Growth • Maintained strong liquidity position of $508 million, including $213 million in cash Platforms Support Long- Term Sustainable Growth • Soft magnetics capabilities and additive manufacturing platform continue to provide long-term growth opportunities © 2021 CRS Holdings Inc. All rights reserved.13

APPENDIX OF NON-GAAP SCHEDULES 14

Non-GAAP Schedules Adjusted diluted loss per share $ MILLIONS, EXCEPT PER-SHARE AMOUNTS Q1-22 Q1-21 Q4-21 Diluted Loss per Share ($0.31) ($0.98) ($1.18) Net Loss (14.8) (47.1) (57.1) Special Items, net of tax: - - 37.3 LIFO decrement 0 .9 5.3 2.1 COVID-19 costs - - 1.2 Inventory write-downs from restructuring - 7.6 1.1 Restructuring and asset impairment charges - 6.2 - Debt extinguishment losses, net - - 1.9 Pension settlement charges 0 .9 1 9.1 4 3.6 Special Items, net of tax Net Loss Excluding Special Items (13.9) (28.0) (13.5) Adjusted Diluted Loss per Share ($0.28) ($0.58) ($0.28) Management believes that loss per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. © 2021 CRS Holdings Inc. All rights reserved.15

Non-GAAP Schedules Adjusted operating margin, excluding surcharge revenue and special items $ MILLIONS Q1-22 Q1-21 Q4-21 Net Sales 3 87.6 3 53.3 4 21.6 Less: Surcharge Revenue 7 4.7 4 6.1 7 3.5 Net Sales Excluding Surcharge Revenue 312.9 3 07.2 3 48.1 Operating Loss (19.1) (48.8) (70.7) Special Items: LIFO decrement - - 52.2 COVID-19 costs 1 .6 7 .9 2 .9 Inventory write-downs from restructuring - - 1.6 Restructuring and asset impairment charges - 10.0 1 .5 Special Items 1 .6 1 7.9 5 8.2 Operating Loss Excluding Special Items (17.5) (30.9) (12.5) Operating Margin -4.9% -13.8% -16.8% Adjusted Operating Margin Excluding Surcharge Revenue and Special Items -5.6% -10.1% -3.6% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. © 2021 CRS Holdings Inc. All rights reserved.16

Non-GAAP Schedules Free cash flow $ MILLIONS Q1-22 Q1-21 Q4-21 Net cash (used for) provided from operating activities (47.0) 8 8.0 74.5 Purchases of property, plant, equipment and software (14.4) (33.3) (22.1) Proceeds from divestiture of business - 1 7.6 - Dividends paid (9.8) (9.7) (9.8) Free Cash Flow (71.2) 6 2.6 42.6 Management believes that the free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding. © 2021 CRS Holdings Inc. All rights reserved.17

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 18 carpentertechnology.com